FINANCINGS	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
FINANCINGS

NOTE 4 – FINANCINGS

June 2026 private placement

On June 26, 2026, the Company entered into a Securities Purchase Agreement with a healthcare-focused institutional investor, for the purchase and sale of pre-funded warrants to purchase 1,562,500 ordinary shares and ordinary warrants to purchase up to 1,562,500 ordinary shares in a private placement at a combined purchase price of $4.7999 per pre-funded warrant and accompanying warrant, representing a premium to the Nasdaq Minimum Price under Nasdaq rules. The gross proceeds from the offering were NIS 22.5 million (approximately $7.5 million), before deducting placement agent commissions and other offering expenses in total amount of NIS 2.1 million (approximately $0.7 million). The ordinary warrants have an exercise price of $4.80 per share, are exercisable immediately upon issuance, and will expire five years following the date of issuance. The pre-funded warrants will have at an exercise price of $0.0001 per share and are exercisable immediately until exercised in full.

The pre-funded warrants and warrants were classified as liabilities on the consolidated statements of financial position. They were initially recorded at fair value and subsequently remeasured at each reporting period at fair value through profit or loss. The fair value of the pre-funded warrant liability is based on a valuation technique which is equal to the market price of the underlying share less the $0.0001 strike price. The pre-funded warrant’s fair value is evidenced based on a valuation technique using data from observable markets, therefore the difference between the fair value and the transaction price is recognized immediately as a day one loss. As of the transaction date, the excess of the initial fair value of pre-funded warrants over the transaction proceeds amounting to approximately NIS 12 million (approximately $4 million) was recorded as financial expenses. The warrant liability estimates the fair value using a Black Scholes option pricing model calculation using the following inputs: stock price (Level 1 input); risk-free rates (Level 1 input); volatility (Level 3 input). The excess of initial fair value over the transaction proceeds of the warrant liability (hereinafter – “Deferred day 1 loss”) amounting to NIS 7.3 million (approximately $2.4 million) was deferred and will be released to financial expenses over the contractual life of the warrants (5 years). From the date of the transaction until June 30, 2026, the Company released NIS 16 thousand (approximately $5.3 thousand) to financial expenses.

Since all the instruments that were issued are classified as liabilities, all transaction costs, in amount of NIS 2.1 million (approximately $0.7 million), were expensed, of which NIS 0.3 million (approximately $0.1 million) has not been paid yet.

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS